TCW ETF TRUST

(the “Trust”)

TCW Transform Systems ETF

(the “Fund”)

Supplement dated January 24, 2025

to the Prospectus and Statement of Additional Information (“SAI”)

of the Fund1

This Supplement provides new information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Shares of the Fund are currently listed for trading on the New York Stock Exchange LLC (“NYSE”) under the symbol NETZ. Effective as of the open of trading on the NYSE on February 3, 2025, shares of the Fund will be listed for trading on the NYSE under the symbol PWRD.

Effective as of the open of trading on the NYSE on February 3, 2025, all references to NETZ in the Prospectus and SAI will be deleted and replaced with PWRD.

Shareholders of the Fund should retain this Supplement for future reference.

1 The Fund’s Prospectus is dated March 1, 2024, as supplemented on May 17, 2024, June 13, 2024 and September 6, 2024. The Fund’s SAI is dated March 1, 2024, as supplemented on March 12, 2024, March 13, 2024, May 3, 2024, May 17, 2024, June 13, 2024, June 22, 2024, September 6, 2024 and October 1, 2024. The Fund is a series of the Trust.